IMPAIRMENT TESTS	12 Months Ended
Dec. 31, 2020
Disclosure of impairment loss and reversal of impairment loss [abstract]
IMPAIRMENT TESTS
NOTE 13 – IMPAIRMENT TESTS

(1)	Annual goodwill impairment tests in the fixed-line segment

Goodwill in the fixed-line segment is allocated to a single group of CGUs which constitute all the operations of the fixed-line segment, in an amount of NIS 407 million.

For the purpose of the goodwill impairment tests in the fixed-line segment as of December 31, 2018, 2019 and 2020 the recoverable amount was assessed by management with the assistance of an external independent expert (BDO Ziv Haft Consulting & Management Ltd.) based on value-in-use calculations. The value-in-use calculations use pre-tax cash flow projections covering a five-year period. Cash flows beyond the five-year period to be generated from continuing use are extrapolated using estimated growth rates. The terminal growth rate represents the long-term average growth rate of the fixed-line communications services business. The key assumptions used are as follows:

	As of December 31,
	2018	2019	2020
Terminal growth rate	1.0%	1.0%	1.0%
After-tax discount rate	9.5%	8%	7.5%
Pre-tax discount rate	11.5%	9.6%	9.0%

The impairment tests in the fixed-line segment as of December 31, 2018, 2019 and 2020 were based on assessments of financial performance and future strategies in light of current and expected market and economic conditions. Trends in the economic and financial environment, competition and regulatory authorities' decisions, or changes in competitors’ behavior in response to the economic environment may affect the estimate of recoverable amounts. As a result of the impairment tests, the Group determined that no goodwill impairment existed as of December 31, 2018, 2019 and 2020. See also note 4(3) and note 2(h).

(2)	Interim impairment tests of non-financial assets

The economic slowdown in the markets triggered in March 2020 the identification of indicators for impairment of non-financial assets. In particular, the significant fall in the volume of international travel by the Company's customers has caused a significant decrease in revenues from roaming services, which affected the cellular segment. In addition, the temporary closures of shopping malls and changes in general consumer behavior adversely affected the volume of sales of equipment, which affected the cellular and the fixed-line segments.

The Company tested the recoverable amount of the fixed line segment as of March 31, 2020, based on value-in-use calculations. The recoverable amount was assessed by management with the assistance of an external independent expert (BDO Ziv Haft Consulting & Management Ltd.). The value-in-use calculations use pre-tax cash flow projections covering a five-year period. Cash flows beyond the five-year period to be generated from continuing use are extrapolated using estimated growth rates. The terminal growth rate represents the long-term average growth rate of the fixed-line communications services business. The key assumptions used are as follows:

March 31, 2020
Terminal growth rate	1.0%
After-tax discount rate	8.25%
Pre-tax discount rate	9.9%

As a result of the impairment test, the Group determined that no impairment existed as of March 31, 2020.

The Company tested as of March 2020 the impairment of the cellular segment assets with the assistance of an external independent expert (BDO Ziv Haft Consulting & Management Ltd.), using a reasonable approximation of its fair value less costs of selling as its recoverable amount, and determined that no impairment was required. No other adverse changes have been identified since March 2020 with the continuation of the crisis and therefore the Company determined that no impairment indicators existed in respect of the cellular segment assets as of December 31, 2020.